POWERFLEET®
People Powered AIoT

Q1FY27 Earnings

August 2026



Important Disclaimers

The contents of this presentation are not to be construed as legal, regulatory, business, accounting or tax advice. You should consult your own attorney, business advisor, accountant and tax advisor as to legal, regulatory, business, accounting and tax advice. This presentation has been prepared exclusively for the internal confidential use of the recipient only. This presentation is confidential. Any reproduction of distribution of this presentation, in whole or in part, or the disclosure of the contents hereof, without the prior written consent of Powerfleet, Inc. ("Powerfleet"), is prohibited.

Forward Looking Statements

This presentation includes "forward-looking" statements within the meaning of Section 27A of the Securities Act of 1933, as amended (the "Securities Act"), and Section 21E of the Securities Exchange Act of 1934, as amended (the "Exchange Act"). Forward-looking statements involve substantial risks, known or unknown, and uncertainties that may cause actual results to differ materially from future results or outcomes expressed or implied by such forward-looking statements. Forward-looking statements generally relate to future events or Powerfleet's future financial or operating performance. The following words, when used, are intended to identify forward-looking statements: "anticipate," "believe," "could," "estimate," "expect," "intend," "may," "might," "plan," "project," "target," "result," "should," "will," and similar expressions which do not relate solely to historical matters. Powerfleet cautions investors that any forward-looking statements in this presentation are based on management's beliefs and on assumptions made by, and information currently available to, management. Such statements are subject to risks, uncertainties and assumptions and are not guarantees of future performance, which may be affected by known and unknown risks, trends, uncertainties and factors that are beyond Powerfleet's control. Some of the risks and uncertainties that may cause Powerfleet's actual results, performance or achievements to differ materially from those expressed or implied by forward-looking statements are more fully described in Powerfleet's filings with the Securities and Exchange Commission, including under the caption "Risk Factors" in Powerfleet's periodic reports. Moreover, Powerfleet operates in a rapidly changing environment. New risk factors emerge from time to time, and it is not possible for management to predict all such risk factors, nor can Powerfleet assess the impact of all such risk factors on its business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements. Powerfleet cautions you that, while forward-looking statements reflect Powerfleet's good faith beliefs when it makes them, they are not guarantees of future performance and are impacted by actual events when they occur after Powerfleet make such statements.

Powerfleet cautions you that you are not to place undue reliance on any forward-looking statements. Forward-looking statements speak only as of the date of this presentation. Consequently, you should consider forward-looking statements only as Powerfleet's current plans, estimates and beliefs. Powerfleet does not undertake and expressly disclaims any obligation to update or revise forward-looking statements, including those set forth in this presentation, to reflect any new events, information, events or any change in conditions or circumstances unless required by law. Except as may be set forth in a definitive agreement, if any, or in any proxy solicitation materials, if any, Powerfleet makes no representations or warranties regarding the proposed transaction discussed in this presentation.

Industry / Market Data

In this presentation, Powerfleet relies on and refers to certain information and statistics regarding the markets and industries in which Powerfleet competes. Such information and statistics are based on Powerfleet's management's estimates and/or obtained from third-party sources, including industry publications, reports by market research firms and company filings, as well as from research reports prepared for other purposes. While Powerfleet believes such third-party information is reliable, there can be no assurance as to the accuracy or completeness of the indicated information.

Trademarks

This presentation may contain trademarks, service marks, trade names and copyrights of other companies, which are the property of their respective owners, and Powerfleet's use thereof does not imply an affiliation with, or endorsement by, the owners of such trademarks, service marks, trade names and copyrights. Solely for convenience, some of the trademarks, service marks, trade names and copyrights referred to in this presentation may be listed without the TM, © or ® symbols, but Powerfleet will assert, to the fullest extent under applicable law, the rights of the applicable owners, if any, to these trademarks, service marks, trade names and copyrights.

Important Disclaimers (Cont'd.)

No Offer or Solicitation

This presentation does not constitute an offer to sell or the solicitation of an offer to buy any securities, or a solicitation of any vote or approval, nor shall there be any sale of securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Financial Information; Non-GAAP Financial Measures; Use of Projections

Some of the financial information and data contained in this Presentation, such as EBITDA and Adjusted EBITDA, has not been prepared in accordance with United States generally accepted accounting principles ("GAAP"). These non-GAAP measures, and other measures that are calculated using such non-GAAP measures, are an addition, and not a substitute for or superior to measures of financial performance prepared in accordance with GAAP and should not be considered in isolation or as an alternative to operating income, net income or any other performance measures derived in accordance with GAAP. "EBITDA" is defined as Net income (loss) before interest expense (net of interest income), Income tax expense (benefit), and Depreciation and amortization expense. Adjusted EBITDA is defined as EBITDA (as defined above), excluding equity-based compensation expense, non-controlling interest, preferred stock dividend and accretion, as well as certain non-recurring items that Powerfleet does not believe directly reflect its core operations and may not be indicative of Powerfleet's recurring business operations; Adjusted EBITDA for projected periods referenced in this Presentation includes management estimates for incremental costs associated with being a publicly-traded company.

Powerfleet believes these non-GAAP measures of financial results, including on a forward-looking basis, provide useful information to management and investors regarding certain financial and business trends relating to Powerfleet's financial condition and results of operations. Powerfleet's management uses these non-GAAP measures for a variety of purposes, and for budgeting and planning purposes. Powerfleet believes that the use of these non-GAAP financial measures provides an additional tool for investors to use in evaluating projected operating results and trends in and in comparing Powerfleet's financial measures with other similar companies, many of which present similar non-GAAP financial measures to investors. Management of Powerfleet does not consider these non-GAAP measures in isolation or as an alternative to financial measures determined in accordance with GAAP.

There are a number of limitations related to the use of these non-GAAP measures and their nearest GAAP equivalents. For example, other companies may calculate non-GAAP measures differently, or may use other measures to calculate their financial performance, and therefore Powerfleet's non-GAAP measures may not be directly comparable to similarly titled measures of other companies. In addition, alternative versions of these non-GAAP measures may be presented in the future in filings with the SEC related to the transactions described herein.

This presentation also contains certain financial forecasts, including projected annual revenue, gross profit and adjusted EBITDA. Neither Powerfleet's nor Fleet Complete's independent auditors have studied, reviewed, compiled or performed any procedures with respect to the projections for the purpose of their inclusion in this presentation, and accordingly, neither expresses an opinion or provides any other form of assurance with respect thereto for the purpose of this presentation. These projections are for illustrative purposes only and should not be relied upon as being necessarily indicative of future results. In this presentation, certain of the above-mentioned projected information has been provided for purposes of providing comparisons with historical data. The assumptions and estimates underlying the prospective financial information are inherently uncertain and are subject to a wide variety of significant business, economic and competitive risks and uncertainties that could cause actual results to differ materially from those contained in the prospective financial information. Projections are inherently uncertain due to a number of factors outside of Powerfleet's or Fleet Complete's control. While all financial projections, estimates and targets are necessarily speculative, Powerfleet and Fleet Complete believe that the preparation of prospective financial information involves increasingly higher levels of uncertainty the further out the projection, estimate or target extends from the date of preparation. Accordingly, there can be no assurance that the prospective results are indicative of future performance of the combined company after the Transaction or that actual results will not differ materially from those presented in the prospective financial information. Inclusion of the prospective financial information in this presentation should not be regarded as a representation by any person that the results contained in the prospective financial information will be achieved.

POWERFLEET®

People Powered AIoT

BUSINESS UPDATE

August 2026



Q1 MOMENTUM & ACHIEVEMENTS



European-Headquartered Global Construction Leader

$MM ARR

26 Countries Globally
On-Road AI Video
Premium 360-Degree Yard AI Video



Fortune 500 Manufacturing Leader

$1.9M
TCV Booking
On-Site + AI Video



National Transport & Logistics Enterprise

$1.3M
TCV Booking
On-Road + AI Video



National Automotive Technology Leader

$1M
TCV Booking
On-Road + Unified Operations



On-Site Enterprise Growth

2x
Sequential cross-sell growth in Powerfleet's on-site segment



Fortune 500 Customer Expansion

12
Fortune 500 enterprises expanded their on-site footprints with Powerfleet in Q1



Unity AI Video Bookings Growth

20%
Sequential AI video bookings growth in Q1FY27



Global Fortune 500 Customer Expansion

10
Global Fortune 500 enterprises expanded AI video footprints with Powerfleet in Q1



Wide Array of Enterprise Sector Wins

16
Diverse sectors contributed marquee wins >$100K TCV

BUSINESS UPDATE



POWERFLEET®
People Powered AIoT

TWO EXECUTIVE INDUSTRY LEADERS APPOINTED

Supporting World Class Execution and Powerfleet's Growing Momentum



Introducing

Paul Lalljie

President & Chief Financial Officer, Powerfleet



Introducing

Vishal Vallabha

Chief AI Officer, Powerfleet

Q1 FY2027 FINANCIAL RESULTS



POWERFLEET®
People Powered AIoT

Q1 FINANCIAL RESULTS

Total Revenue



$110.8M
+6.4%
$104.1M
Q1FY26
Q1FY27

Adjusted EBITDA



$21.5M
+7%
$20.1M
Q1FY26
Q1FY27

GAAP Income from Operations



$0.3M
($2.0M)
Q1FY26
Q1FY27

GAAP EPS



($0.08)
+25%
($0.06)
Q1FY26
Q1FY27

STRONG SAAS RECURRING REVENUE GROWTH

Service Revenue Growth


$94.3 M
+9.1%
$86.5 M
Q1FY26
Q1FY27

Service Revenue % of Total Revenue


85%
83%
+2
percentage
points
Q1FY26
Q1FY27

Product Revenue


$17.7M
$16.5M
Q1 FY26
Q1 FY27

Product Gross Margin (%)


25.1%
21.3%
Q1 FY26
Q1 FY27

P&L DRIVING IMPROVED CASH GENERATION


Operating
Expenses

Continued source of operating leverage


GAAP Income
from Operations

Transitioned from Loss to Profit


Free
Cash Flow

$6.6M Improvement

FINANCIAL OUTLOOK

Midpoint bridge; $ in millions

KEY MESSAGE:

FY27 impact is timing and execution-cost related; committed demand remains in place and FY26–FY28 revenue CAGR remains consistent with prior expectations.

Revenue guidance

$487.5
Prior FY27 midpoint
Range: $485–$490

→

($17.0)
South Africa timing / reprioritization

→

$470.5
Updated FY27 midpoint
Range: $468–$473

~$495
Q4 FY27 exit run-rate
Annualized revenue

Adjusted EBITDA guidance

$123.5
Prior FY27 midpoint
Range: $122–$125

→

($6.0)
Foregone revenue contribution

→

($5.0)
One-time execution expenses

→

$112.5
Updated FY27 midpoint
Range: $111–$114

Exit margin
~27%
Adjusted EBITDA margin at Q4 FY27 exit run-rate

COMPONENTS OF LEVERED FREE CASH FLOW GUIDANCE ($'M)


113
52
24
8
8
21
AEBITDA
Capex
Cash Interest
Cash Taxes
Restructuring & Other
Operating FCF

FINAL COMMENTS; Q&A



POWERFLEET®

People Powered AIoT

POWERFLEET®
People Powered AIoT

GAAP to Non-GAAP Reconciliations

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS ATTRIBUTABLE TO COMMON STOCKHOLDERS TO ADJUSTED EBITDA
(In thousands, except for %'s)

	Three Months Ended June 30,			
	2025 [(1)]		2026	
Net loss attributable to common stockholders	$	(10,234)	$	**(8,440)**
Non-controlling interest		—		**183**
Interest expense, net		6,590		**6,749**
Other expense, net		23		**26**
Income tax expense		362		**1,373**
Depreciation and amortization		16,031		**16,207**
Stock-based compensation		1,853		**3,107**
Foreign currency losses		1,161		**1,336**
Restructuring-related expenses		2,442		**1,038**
Derivative mark-to-market adjustment		104		**(919)**
Acquisition-related expenses		1,130		**228**
Integration-related expenses		675		**640**
Adjusted EBITDA	$	20,137	$	**21,528**
Net loss margin		(9.8)%		(7.6)%
Adjusted EBITDA margin		19.3 %		19.4 %
Other cash items:				
Recognition of pre-October 1, 2024 contract assets (Fleet Complete)	$	1,503	$	851

(1) Following the closing of our acquisition of Fleet Complete, we included an EBITDA adjustment related to the recognition of pre-October 1, 2024, contract assets. This adjustment represented recoveries, through customer billings, of the contract asset recognized at acquisition for hardware delivered by Fleet Complete prior to October 1, 2024. This adjustment was intended to give investors a clearer view of underlying operating performance and cash generation. The goal was to better align adjusted EBITDA with operating cash flows.

Following a detailed review of relevant SEC guidance on disclosure of non-GAAP financial measures, we have stopped including this adjustment in our presentation of adjusted EBITDA.

For the three months ended June 30, 2025 and 2026, we reported adjusted EBITDA of $20.1 million and $21.5 million, respectively. During the same periods, we also invoiced recoveries of $1.5 million and $0.9 million, respectively, which are included in cash flows from operating activities in the condensed consolidated statement of cash flows.

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF NET LOSS TO ADJUSTED NET INCOME
(In thousands, except per share data)

	Three Months Ended June 30,	
	2025	2026
Net loss attributable to common stockholders	$ (10,234)	$ **(8,440)**
Incremental intangible assets amortization expense as a result of business combinations	5,830	**6,131**
Foreign currency losses	1,161	**1,336**
Restructuring-related expenses	2,442	**1,038**
Derivative mark-to-market adjustment	104	**(919)**
Acquisition-related expenses	1,130	**228**
Integration-related expenses	675	**640**
Inventory rationalization and other	415	**—**
Income tax effect of adjustments	(562)	**(1,704)**
Adjusted net income (loss)	$ 961	$ **(1,690)**
Weighted average shares outstanding	133,313	**134,169**
Net loss per share - basic	$ (0.08)	$ **(0.06)**
Adjusted net income (loss) per share - basic	$ 0.01	$ **(0.01)**

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF GROSS PROFIT MARGINS TO ADJUSTED EBITDA GROSS PROFIT MARGINS
(In thousands, except for %'s)

	Three Months Ended June 30,	
	2025	2026
Products:		
Product revenues	$ 17,657	$ 16,480
Cost of products	13,228	12,970
Products gross profit	$ 4,429	$ 3,510
Adjusted EBITDA products gross profit	$ 4,429	$ 3,510
Products gross profit margin	25.1 %	21.3 %
Adjusted EBITDA products gross profit margin	25.1 %	21.3 %
Services:		
Services revenues	$ 86,464	$ 94,313
Cost of services	34,412	36,662
Services gross profit	$ 52,052	$ 57,651
Depreciation and amortization	$ 13,241	$ 13,925
Adjusted EBITDA services gross profit	$ 65,293	$ 71,576
Services gross profit margin	60.2 %	61.1 %
Adjusted EBITDA services gross profit margin	75.5 %	75.9 %
Total:		
Total revenues	$ 104,121	$ 110,793
Total cost of revenues	47,640	49,632
Total gross profit	$ 56,481	$ 61,161
Depreciation and amortization	$ 13,241	$ 13,925
Adjusted EBITDA gross profit	$ 69,722	$ 75,086
Gross profit margin	54.2 %	55.2 %
Adjusted EBITDA gross profit margin	67.0 %	67.8 %

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF SELLING, GENERAL AND ADMINISTRATIVE EXPENSES TO NON-GAAP SELLING, GENERAL AND ADMINISTRATIVE EXPENSES
(In thousands, except for %'s)

	Three Months Ended June 30,	
	2025	2026
Total revenues	$ 104,121	$ **110,793**
Selling, general and administrative expenses		
Selling, general and administrative expenses	53,663	**56,531**
Restructuring-related expenses	(2,442)	**(1,038)**
Acquisition-related expenses	(1,130)	**(228)**
Integration-related expenses	(675)	**(640)**
Depreciation and amortization	(2,790)	**(2,282)**
Stock-based compensation	(1,853)	**(3,107)**
Non-GAAP selling, general and administrative expenses	44,773	**49,236**
Non-GAAP sales and marketing expenses	17,958	**22,043**
Non-GAAP general and administrative expenses	26,815	**27,193**
Non-GAAP selling, general and administrative expenses	$ 44,773	$ **49,236**
Non-GAAP sales and marketing expenses as a percentage of total revenue	17.2 %	**19.9 %**
Non-GAAP general and administrative expenses as a percentage of total revenue	25.8 %	**24.5 %**
Research and development expenses		
Research and development incurred	$ 8,559	$ 9,283
Research and development capitalized	(3,702)	(4,923)
Research and development expenses	$ 4,857	$ **4,360**
Research and development incurred as a percentage of total revenues	8.2 %	**8.4 %**
Research and development expenses as a percentage of total revenues	4.7 %	**3.9 %**

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF NET CASH PROVIDED BY OPERATING ACTIVITIES TO FREE CASH FLOW
(In thousands)

	Three Months Ended June 30,			
	2025		2026	
Net cash provided by operating activities	$	4,721	$	8,443
Plus: Proceeds from sale of fixed assets		16		1
Less: Capitalized software development costs		(3,724)		(4,100)
Less: Capital expenditures		(8,114)		(4,873)
Free cash flow	$	(7,101)	$	(529)

POWERFLEET, INC. AND SUBSIDIARIES
RECONCILIATION OF TOTAL DEBT TO ADJUSTED NET DEBT
(In thousands, except for ratios)

	March 31, 2026	June 30, 2026
Total debt	$ 280,024	$ 278,392
Less: Cash, cash equivalents, and restricted cash	(40,818)	(36,719)
Net debt	239,206	241,673
Unsettled transaction costs	—	—
Adjusted net debt	$ 239,206	$ 241,673
12-month trailing adjusted EBITDA	$ 97,032	$ 98,423
Adjusted net debt to adjusted EBITDA ratio	2.5	2.5